Securities Act File No. 333-100654

Investment Company Act File No. 811-21237

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 385	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 386	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (513) 587-3400

Elisabeth Dahl

Assistant Secretary

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Copies to:

Donald S. Mendelsohn, Esq.

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

(513) 352-6456

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Symons Value Institutional Fund (SAVIX)

Symons Concentrated Small Cap Value

Institutional Fund (SCSVX)

PROSPECTUS

March 30, 2017

650 Washington Road, Suite 800

Pittsburgh, Pennsylvania 15228

(877) 679-6667

www.symonsfunds.com

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FOR MORE INFORMATION	Back Cover

SUMMARY SECTION – SYMONS VALUE INSTITUTIONAL FUND

Investment Objective

The investment objective of the Symons Value Institutional Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses	1.32%
Fee Waiver and/or Expense Reimbursement[1]	(0.09%	)

Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	1.23%

1

The adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.21% of the Fund’s average daily net assets through March 31, 2022. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the expense limitation in effect at the time of the expense payment or the reimbursement.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$125	$390	$676	$1,546

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities issued by companies, with market capitalizations at the time of purchase above approximately $500 million, that are trading at attractive prices and that appear to have limited downside price risk over the long- term.

The Fund’s investment adviser, Symons Capital Management, Inc., utilizes market capitalization and average trading volume screens to identify approximately 2,000 stocks that are possible candidates for investment. The adviser then utilizes several additional investment screens to reduce the universe to approximately 40-60 issuers that fit the adviser’s investment criteria. The adviser then performs a fundamental analysis of each of the candidates to identify approximately 25-40 companies that the adviser believes are “value” companies. The adviser defines a “value” company as one that is trading at less than its intrinsic value, as determined by the adviser, and that does not appear to present significant downside price risk. The adviser’s “value” strategy places a strong emphasis on risk aversion.

The Fund typically holds approximately 25-40 companies, representing various products or service lines of business. To the extent the adviser can find “value” companies whose stocks are trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Fund may hold a large portion of its assets in any one sector at a given time.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, shares of equity real estate investment trusts (“REITs”), and shares of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity securities. The Fund may invest in inverse and leveraged ETFs. Inverse ETFs typically seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily basis, while leveraged ETFs seek to multiply the return, or the inverse of the return, of the tracked index (e.g., twice the return). The Fund also may invest in ETFs whose portfolios primarily consist of commodities. The Fund may invest in equity securities of foreign issuers directly or through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund may use options for purposes consistent with its investment objective such as hedging or managing risk. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position.

If the adviser believes, based on its valuation methodology, that stocks in general are over-valued, or if the adviser cannot find “value” companies whose stocks are trading at sufficiently attractive prices, a significant portion of the Fund’s portfolio may be held in cash or cash equivalents, such as money market funds. This may occur on a temporary basis, or for periods of up to a year or longer. Holding a significant cash position may make it difficult or impossible for the Fund to achieve its investment objective.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•

General. Investors should carefully consider their risk tolerance before investing. As with all mutual fund investments, loss of money is a risk of investing. Please read the other risks detailed below that apply to investing in the Fund.

•

Market Risk. Market risk includes the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual companies’ stocks regardless of the success or failure of an individual company’s operations.

•

Value Style Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the adviser believes are their full market values, either because the market fails to recognize what the adviser considers to be the companies’ true business values or because the adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

•

Management Risk. The Fund is actively-managed and is thus subject to management risk. The adviser will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/Industry Risk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries, which can be more volatile or underperform relative to the market as a whole.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate and risks related specifically to their structure and focus. REITs may also be less liquid and experience greater price volatility than other publicly traded securities.

•

Small- and Mid-Cap Company Risk. Securities of companies with small- and mid-size market capitalizations are often more volatile and less liquid than investments in larger companies. Small- and mid-cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•

Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could prevent the Fund from selling a foreign security at an advantageous time or price. Investments in foreign securities indirectly through ADRs or GDRs involve risks similar to those accompanying direct investments in foreign securities, except that these securities are not necessarily denominated in the same currency as the underlying securities that they represent. Therefore, they may reduce the currency risk of investing in foreign securities.

•

ADR Risk. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

•

Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

•

Risks of Other Investment Companies. When the Fund invests in an underlying fund, including a money market fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). ETFs and closed-end funds are subject to additional risks, such as the fact that their shares may trade at a market price above or below their net asset value (“NAV”) or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered speculative, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to the risk that the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

•

Options Risk. The use of options involves investment techniques and risks that are different from those associated with traditional securities. If the Fund sells a put option, it may be required to buy the underlying security at a disadvantageous time or price. If the Fund sells a covered call option, it may be required to sell the underlying security at a disadvantageous time or price. The Fund may lose the entire value of the premium paid to purchase a put or call option.

•

Hedging Risk. Hedging is a strategy in which the Fund uses an option to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

•

Warrants Risk. The price of the warrants in which the Fund may invest may decline rapidly and significantly, the minimum bid price that the auction agent has set for the warrants in an offering may bear no relation to the price of the warrants after the offering, and the Fund may realize significant loss with such investments.

•

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price likely will increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Best Quarter:	2nd Quarter, 2009, 13.71%
Worst Quarter:	4th Quarter, 2008, (10.87)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years
The Fund
Return Before Taxes	6.73%	7.73%	5.89%
Return After Taxes on Distributions	5.91%	6.07%	4.82%
Return After Taxes on Distributions and Sale of Fund Shares	4.49%	5.97%	4.65%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%
S&P 900 Index (reflects no deductions for fees, expenses or taxes)	12.61%	14.71%	7.13%
FTSE Russell 3000 Value Index(1) (reflects no deductions for fees, expenses or taxes)	18.40%	14.81%	5.76%

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

(1)

Effective March 30, 2017, the Fund’s benchmark was updated from the FTSE Russell 3000 Value Index to the S&P 500 Index, and a secondary benchmark, the S&P 900 Index, was added, as the adviser determined that the S&P indices more closely align with the investment strategies of the Fund. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 900 Index combines the S&P 500 Index and the S&P MidCap 400 Index to form an investable benchmark for the mid- to large-cap segment of the U.S. equity market. The FTSE Russell 3000 Value Index is a market capitalization index made up of 3,000 of the largest U.S. stocks, and is comprised of the Russell 1000 Index (large cap) and the Russell 2000 index (small cap).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877)-679-6667, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.symonsfunds.com.

Portfolio Management

Investment Adviser – Symons Capital Management, Inc.

Portfolio Manager – Colin E. Symons, CFA; Chief Investment Officer of the Adviser and portfolio manager of the Fund since its inception in December 2006.

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
$5,000 for general accounts	By Mail: Symons Institutional Funds
$2,500 for retirement or custodial	c/o: Ultimus Asset Services, LLC
accounts	P.O. Box 46707
Cincinnati, Ohio 45246-0707

Minimum Additional Investment
$250	By Phone: (877) 679-6667

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

For important tax information and information about payments to broker dealers and other financial intermediaries, please see “Additional Summary Information ”on page 10.

SUMMARY SECTION – SYMONS CONCENTRATED SMALL CAP VALUE INSTITUTIONAL FUND

Investment Objective

The investment objective of the Symons Concentrated Small Cap Value Institutional Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.30%
Distribution (12b-1) Fees	NONE
Other Expenses[1]	1.17%
Acquired Fund Fees and Expenses[1]	0.01%

Total Annual Fund Operating Expenses	2.48%
Fee Waiver and/or Expense Reimbursement[2]	(0.87%	)

Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	1.61%

1

Other Expenses and Acquired Fund Fees and Expenses (“AFFE”) are based on estimated amounts for the current fiscal year. AFFE are fees and expenses incurred by the Fund in connection with its investments in other investment companies.

2

The adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); AFFE; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.60% of the Fund’s average daily net assets through March 31, 2022. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each fee waiver and expense reimbursement is subject to repayment by the Fund within the three years following the date the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that was in effect at the time of the waiver or reimbursement and at the time of repayment.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$164	$508

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance. The Fund’s turnover rate will be available after the Fund completes its first fiscal year.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-only equity securities. Under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) will consist of small cap equity securities. For purposes of this policy, the Fund’s adviser, Symons Capital Management, Inc., considers small cap equity securities to be equity securities of companies with market capitalizations of less than $3 billion at the time of purchase. The Fund focuses its investments in a relatively small number of holdings that the Fund’s adviser believes are undervalued by the market, and typically seeks to hold fewer than 20 companies (although the number may vary depending on market conditions).

In constructing the Fund’s portfolio, the Fund’s adviser uses several screens to help identify potential investments, analyzing factors such as average trading volume, price to cash flow, price to earnings, and enterprise value to earnings before interest, taxes, depreciation, and amortization. After narrowing the universe through this screening process, the Fund’s adviser performs fundamental analysis of each potential candidate to select securities that the adviser believes are currently undervalued by the market and present limited downside price risk.

Equity securities in which the Fund may invest include common stocks, preferred stocks, shares of equity real estate investment trusts (“REITs”), and shares of other investment companies (including open- and closed-end funds and exchange-traded funds (“ETFs”). Although the Fund invests primarily in U.S. securities, it may also invest in foreign securities, either directly or through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

•

Market Risk. Market risk includes the possibility that the Fund’s investments will decline in value because of a downturn in the stock market, reducing the value of individual companies’ stocks regardless of the success or failure of an individual company’s operations.

•

Value Style Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the adviser believes are their full market values, either because the market fails to recognize what the adviser considers to be the companies’ true business values or because the adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

•

Management Risk. The Fund is actively managed and is thus subject to management risk. The adviser will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/Industry Risk. From time to time, the Fund may have overweighed positions in particular market sectors and/or industries, which can be more volatile or underperform relative to the market as a whole.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate and risks related specifically to their structure and focus. REITs may also be less liquid and experience greater price volatility than other publicly traded securities.

•

Small Cap Company Risk. Securities of companies with small market capitalizations are often more volatile and less liquid than investments in larger companies. Small cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•

Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could prevent the Fund from selling a foreign security at an advantageous time or price. Investments in foreign securities indirectly through ADRs or GDRs involve risks similar to those accompanying direct investments in foreign securities, except that these securities are not necessarily denominated in the same currency as the underlying securities that they represent. Therefore, they may reduce the currency risk of investing in foreign securities.

•

ADR Risk. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

•

Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

•

Risks of Other Investment Companies. When the Fund invests in an underlying fund, including a money market fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund will be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). ETFs and closed-end funds are subject to additional risks, such as the fact that their shares may trade at a market price above or below their NAV or an active market may not develop.

•

Non-Diversification Risk. Because the Fund is non-diversified, it will hold larger positions in a smaller number of securities than funds that are “diversified.” This means that an increase or decrease in the value of a single security held by the Fund likely will have a greater impact on the Fund’s NAV and total return than a diversified fund. In particular, the Fund typically seeks to hold fewer than 20 companies, and therefore may be more susceptible to adverse developments affecting any single company held in its portfolio, and may be more susceptible to greater losses because of these developments, than a diversified fund that holds a greater number of investments.

•

New Fund Risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, your interest in the Fund may be liquidated at an inopportune time.

Performance

Performance information will be available after the Fund completes a full calendar year of operation.

Portfolio Management

Investment Adviser – Symons Capital Management, Inc.

Portfolio Manager – Colin E. Symons, CFA; Chief Investment Officer of the adviser and portfolio manager of the Fund since its inception in December 2016.

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
$1,000,000 for general accounts	By Mail: Symons Institutional Funds
c/o: Ultimus Asset Services, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Minimum Additional Investment
$100,000	By Phone: (877) 679-6667

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

ADDITIONAL SUMMARY INFORMATION

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE

SYMONS VALUE INSTITUTIONAL FUND’S

PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities issued by companies, with market capitalizations at the time of purchase above approximately $500 million, that are trading at attractive prices and that appear to have limited downside price risk over the long-term.

Screening Process. The Fund’s investment adviser, Symons Capital Management, Inc., utilizes market capitalization and average trading volume screens to identify approximately 2,000 stocks that are possible candidates for investment. The adviser then utilizes several additional investment screens (including price to cash flow, price to earnings, and enterprise value to earnings before interest, taxes, depreciation, and amortization) to reduce the universe to approximately 40-60 issuers that fit the adviser’s investment criteria. These investment screens are supplemented by the adviser’s proprietary screens to analyze data such as dividends and 52-week lows. In general, the adviser is looking for attractive valuations resulting from a combination of characteristics, such as revenue growth, profit margins, and the general efficiency of a company’s operations (such as asset turnover), as well as special factors, such as the strength of the company’s balance sheet and barriers to entry by competitors.

Fundamental Analysis. The adviser then performs a fundamental analysis of each of the candidates, including an analysis of each prospect’s underlying business and particular risks, to identify approximately 25-40 companies that the adviser believes are “value” companies. The adviser defines a “value” company as one that is trading at less than its intrinsic value, as determined by the adviser, and that does not appear to present significant downside price risk. The adviser’s “value” strategy places a strong emphasis on risk aversion. When selecting investments for the Fund, the adviser attempts to limit downside price risk by seeking to identify companies that exhibit some or all of the following fundamental “value” characteristics:

•	trading at low prices in relation to the adviser’s determination of intrinsic value,
•	high dividend yields,
•	low debt levels,
•	broad, diversified product and/or service lines,
•	strong balance sheets,
•	high levels of cash and short-term securities,
•	low price to cash flow, price to earnings, and price to book ratios, and
•	high levels of tangible assets, such as plant, equipment and real estate.

The Fund typically holds approximately 25-40 companies, representing various products or service lines of business. To the extent the adviser can find “value” companies whose stocks are trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Fund may hold a large portion of its assets in any one sector at a given time. The Fund will not hold more than 25% of its assets in any one industry.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, shares of equity REITs, and shares of other investment companies, including open-end and closed-end funds and ETFs whose portfolios primarily consist of equity securities. The Fund also may invest in ETFs whose portfolios primarily consist of commodities.

The Fund may invest in inverse and leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. Inverse ETFs are subject to additional risk not generally associated with traditional ETFs. Inverse ETFs typically seek performance results that negatively correlate with the daily performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. Leveraged ETFs seek to multiply the return, or multiply the inverse of the return, of the tracked index (e.g., twice the inverse return). An investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index is designed to gain 1% when the S&P falls 1% (if it is a leveraged ETF that seeks twice the inverse return, it is designed to gain 2%), and is designed to lose 1% if the S&P gains 1% (if it is a leveraged ETF that seeks twice the inverse return, it is designed to lose 2%), before the deduction of fees and expenses. By investing in leveraged ETFs and gaining magnified short exposure to a particular index, the Fund can commit fewer assets to the investment in the securities represented in the index than would otherwise be required to gain the same exposure.

The Fund may also invest in equity securities of foreign issuers directly or through ADRs or GDRs. ADRs and GDRs are receipts issued by U.S. or global banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs are denominated in U.S. dollars, while GDRs may be denominated in U.S. dollars or in a foreign currency; both ADRs and GDRs may trade on U.S. exchanges while GDRs also may trade on foreign exchanges.

The Fund may use options for purposes consistent with its investment objective such as hedging or managing risk. The Fund may buy (hold) or write (sell) put and covered call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position.

In addition to the equity securities described above, the Fund may hold cash or invest in money market mutual funds or investment grade, short- term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. If the adviser believes, based on its valuation methodology, that stocks in general are over-valued, or if the adviser cannot find “value” companies whose stocks are trading at sufficiently attractive prices, a significant portion of the Fund’s portfolio may be held in cash or cash equivalents, such as money market funds. This may occur on a temporary basis, or for periods of up to a year or longer. By keeping some cash or cash equivalents, the Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. However, the Fund may have difficulty meeting its investment objective if holding a significant cash position.

The Fund may invest a portion of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.

The adviser believes in buying stocks of companies that it believes will produce favorable results over the long-term and, therefore, the Fund does not intend to purchase or sell securities for short-term trading purposes. However, the adviser will sell a stock without regard to portfolio turnover for any one of the following reasons: the stock has reached what the adviser believes is its full value; there is a change in fundamentals internal or external to the company; or the adviser believes another stock offers a more attractive investment.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long- term perspective and be able to tolerate potentially sharp declines in value.

•

Value Style Risk. The Fund invests extensively in stocks that the adviser believes are undervalued. Value stocks involve the risk that they may never reach what the adviser believes is their true value, either because the market does not similarly recognize what the adviser believes to be the stock’s true value or because the adviser’s assessment of the stock’s prospects is wrong. Value stocks may be trading at relatively low valuations as a result of experiencing adverse business developments or may be subject to special risks. While the adviser seeks to acquire stocks for the Fund’s portfolio that are undervalued by the market and have limited downward price risk, the stocks held by the Fund may decrease in value. Different types of stocks tend to fall in and out of favor depending on market conditions, and the market may not favor value style investing.

•

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses to the Fund and the Fund may not achieve its investment objective.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/Industry Risk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries. Companies within a sector and/or industry may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector and/or industry could affect the value of all stocks in the Fund’s portfolio that are in that sector and/or industry.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; and (g) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Small- and Mid-Cap Company Risk. Small- and mid-size companies involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling a security of small- or mid-cap issuer at an acceptable price, especially in periods of market volatility.

•

Foreign Securities Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively smaller than those in the U.S. Foreign issuers may not be subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. To the extent that foreign securities in the Fund’s portfolio are not U.S. dollar- denominated, there is a risk that fluctuations in the exchange rates between the U.S. dollar and the foreign currencies in which such securities are denominated may negatively affect the value of the Fund’s investments in the foreign securities. Investments in foreign securities indirectly through ADRs or GDRs involve risks similar to those accompanying direct investments in foreign securities, except that these securities are not necessarily denominated in the same currency as the underlying securities that they represent. Therefore, they may reduce the currency risk of investing in foreign securities.

•

ADR Risk. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

•

Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

•	Other Investment Company Securities Risks.

1.

Generally. When the Fund invests in an underlying fund, including a money market fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund will be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.

2.

ETF and Closed-End Fund Risks. In addition to risks generally associated with investments in investment company securities, ETFs and closed-end funds are subject to the following risks: (i) an ETF or closed-end fund’s shares may trade at a market price that is above or below their NAV; (ii) an active trading market for an ETF or closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

3.

Inverse and Leveraged ETF Risks. These ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

4.

Commodities Risk. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks, including risks associated with direct investments in commodities. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodities. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

•

Options Risk. The use of options involves investment techniques and risks that are different from those associated with traditional securities. When the Fund sells (writes) a covered call option, the Fund assumes the risk of a decline in the market value of the security covering the option and foregoes, during the life of the option, the opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option. When the Fund sells (writes) a put option, it assumes the risk that it may be required to purchase the underlying security at an exercise price that is higher than the security’s then-current market value. The buyer of a call or put option assumes the risk of losing its entire premium invested in the option.

•

Hedging Risk. Hedging is a strategy in which the Fund uses an option to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

•

Warrants Risk. The price of the warrants in which the Fund may invest may decline rapidly and significantly, the minimum bid price that the auction agent has set for the warrants in an offering may bear no relation to the price of the warrants after the offering, and the Fund may realize significant loss with such investments.

•

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price likely will increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Changes in Policies

The Fund’s investment objective may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Trust without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE SYMONS

CONCENTRATED SMALL CAP VALUE INSTITUTIONAL

FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-only equity securities. Under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) will consist of small cap equity securities. For purposes of this policy, the Fund’s adviser, Symons Capital Management, Inc., considers small cap equity securities to be equity securities of companies with market capitalizations of less than $3 billion at the time of purchase. The Fund focuses its investments in a relatively small number of holdings that the Fund’s adviser believes are undervalued by the market.

Screening Process. The Fund’s adviser initially utilizes quantitative screens, short-term macro ideas, and opportunistic circumstances to identify a universe of issuers that the adviser believes fit the Fund’s investment criteria and have attractive valuations. The adviser then utilizes several additional proprietary investment screens to further reduce the universe to issuers the adviser believes are “value” companies. The adviser defines a “value” company as one that is trading at less than its intrinsic value, as determined by the adviser, and that does not appear to present significant downside price risk, as the adviser’s value strategy places a strong emphasis on risk aversion.

Fundamental Analysis. The adviser then performs a fundamental analysis of each of the candidates, including an analysis of each prospect’s underlying business and particular risks, to identify fewer than 20 companies that the adviser believes are “value” companies. The adviser defines a “value” company as one that is trading at less than its intrinsic value, as determined by the adviser, and that does not appear to present significant downside price risk. The adviser’s “value” strategy places a strong emphasis on risk aversion. When selecting investments for the Fund, the adviser attempts to limit downside price risk by seeking to identify companies that exhibit some or all of the following fundamental “value” characteristics:

•	trading at low prices in relation to the adviser’s determination of intrinsic value,
•	high dividend yields,
•	low debt levels,
•	broad, diversified product and/or service lines,
•	strong balance sheets,
•	high levels of cash and short-term securities,
•	low price to cash flow, price to earnings, and price to book ratios, and
•	high levels of tangible assets, such as plant, equipment and real estate.

The Fund typically seeks to hold fewer than 20 companies, representing various products or service lines of business, although the number of holdings may vary over time depending on market conditions. To the extent the adviser can find “value” companies whose stocks are trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Fund may hold a large portion of its assets in any one sector at a given time.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, shares of equity REITs, and shares of other investment companies, including open-end and closed-end funds and ETFs whose portfolios primarily consist of equity securities.

The Fund may also invest in equity securities of foreign issuers directly or through ADRs or GDRs. ADRs and GDRs are receipts issued by U.S. or global banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs are denominated in U.S. dollars, while GDRs may be denominated in U.S. dollars or in a foreign currency; both ADRs and GDRs may trade on U.S. exchanges while GDRs also may trade on foreign exchanges.

The adviser believes in buying stocks of companies that it believes will produce favorable results over the long-term and, therefore, the Fund does not intend to purchase or sell securities for short-term trading purposes. However, the adviser may sell a stock without regard to portfolio turnover for any one of the following reasons: the stock has reached what the adviser believes is its full value; there is a change in fundamentals internal or external to the company; or the adviser believes another stock offers a more attractive investment.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

•

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long- term perspective and be able to tolerate potentially sharp declines in value.

•

Value Style Risk. The Fund invests extensively in stocks that the adviser believes are undervalued. Value stocks involve the risk that they may never reach what the adviser believes is their true value, either because the market does not similarly recognize what the adviser believes to be the stock’s true value or because the adviser’s assessment of the stock’s prospects is wrong. Value stocks may be trading at relatively low valuations as a result of experiencing adverse business developments or may be subject to special risks. While the adviser seeks to acquire stocks for the Fund’s portfolio that are undervalued by the market and have limited downward price risk, the stocks held by the Fund may decrease in value. Different types of stocks tend to fall in and out of favor depending on market conditions, and the market may not favor value style investing.

•

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses to the Fund and the Fund may not achieve its investment objective.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/Industry Risk. From time to time, the Fund may have overweighed positions in particular market sectors and/or industries. Companies within a sector and/or industry may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector and/or industry could affect the value of all stocks in the Fund’s portfolio that are in that sector and/or industry.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; and (g) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Small Cap Company Risk. Securities issued by small cap companies involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling a security of small cap issuer at an acceptable price, especially in periods of market volatility.

•

Foreign Securities Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively smaller than those in the U.S. Foreign issuers may not be subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. To the extent that foreign securities in the Fund’s portfolio are not U.S. dollar- denominated, there is a risk that fluctuations in the exchange rates between the U.S. dollar and the foreign currencies in which such securities are denominated may negatively affect the value of the Fund’s investments in the foreign securities. Investments in foreign securities indirectly through ADRs or GDRs involve risks similar to those accompanying direct investments in foreign securities, except that these securities are not necessarily denominated in the same currency as the underlying securities that they represent. Therefore, they may reduce the currency risk of investing in foreign securities.

•

ADR Risk. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

•

Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

•	Other Investment Company Securities Risks.

1.

Generally. When the Fund invests in an underlying fund, including a money market fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund will be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.

2.

ETF and Closed-End Fund Risks. In addition to risks generally associated with investments in investment company securities, ETFs and closed-end funds are subject to the following risks: (i) an ETF or closed-end fund’s shares may trade at a market price that is above or below their NAV; (ii) an active trading market for an ETF or closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Non-Diversification Risk. Because the Fund is non-diversified, it will hold larger positions in a smaller number of securities than funds that are “diversified.” This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund. In particular, the Fund typically seeks to hold fewer than 20 companies, and therefore may be more susceptible to adverse developments affecting any single company held in its portfolio, and may be more susceptible to greater losses because of these developments, than a diversified fund that holds a greater number of investments.

•

New Fund Risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, your interest in the Fund may be liquidated at an inopportune time.

Changes in Policies

The Fund’s Trustees may change the Fund’s investment objective and/or its 80% policy upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Trustees without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

ACCOUNT INFORMATION

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, a Fund may restrict further investment until your identity is verified. If we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the Fund’s NAV determined on the day your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Shares of the Funds generally are available for purchase only by institutional clients, such as clients of registered investment advisers, 401(k) plan participants purchasing Fund shares through third party administrators, clients and employees of the adviser (including family members of such persons), and a limited number of certain other investors as approved from time to time by the adviser. The adviser considers “institutional” investors to include mutual funds, insurance companies, broker- dealers, registered investment advisers, investment management consultants, banks, trust companies, and similar organizations. Institutional investors may invest in the Funds either for their own accounts, or on behalf of their clients. All investments are subject to approval of the adviser. The adviser reserves the right to reject any initial or additional investment.

The minimum initial investment in the Symons Value Institutional Fund by an eligible investor is $5,000 ($2,500 for retirement accounts or custodial accounts). The minimum initial investment in the Symons Concentrated Small Cap Value Institutional Fund by an eligible investor is $1,000,000. The adviser may, in its sole discretion, waive these minimums in certain circumstances. The adviser may waive or lower investment minimums for investors who invest in the Funds through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from a Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – Your initial purchase request must include:

•	a completed and signed investment application form; and
•	a personal check with name pre-printed (subject to the minimum amount) made payable to the applicable Fund.

Be sure to indicate the Fund(s) and type of account you wish to open and the amount of money you wish to invest in each Fund and account.

Mail the application and check to:

U.S. Mail:	Symons Institutional Funds
c/o Ultimus Asset Services, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:	Symons Institutional Funds
c/o Ultimus Asset Services, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

By Wire – You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 679-6667 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Asset Services, LLC (“UAS”), at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the applicable Fund. The purchase price per share will be the NAV determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

The minimum for additional investments in the Symons Value Institutional Fund is $250. The minimum for additional investments in the Symons Concentrated Small Cap Value Institutional Fund is $100,000. You may purchase additional shares of the Funds at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name on your account(s)
•	your account number(s)
•	a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services to obtain instructions.

Automatic Investment Plan

You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax-Sheltered Retirement Plans

Shares of the Funds may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (877) 679-6667 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay annual custodial fees for your IRA, usually by redemption of sufficient shares of a Fund from your IRA, unless you pay the fees directly to the IRA custodian. Call the Funds’ transfer agent about the IRA custodial fees.

Other Purchase Information

A Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the applicable Fund. The Funds and their transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Funds have authorized certain financial intermediaries to accept on their behalves purchase and sell orders. The Funds are deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the financial intermediary to transmit orders promptly to the Funds’ transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the aggregate amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s NAV within a 90-day period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a financial intermediary, you may be charged a fee by that intermediary.

By Mail – You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Symons Institutional Funds
c/o Ultimus Asset Services, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:	Symons Institutional Funds
c/o Ultimus Asset Services, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the NAV next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (877) 679-6667 if you have questions. At the discretion of a Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account (up to $25,000) in a Fund by calling Shareholder Services at (877) 679-6667. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Funds, their transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or their transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Funds by telephone, you may request a redemption by mail.

The Funds’ Policy on Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Funds to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where a Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that the Fund determines is abusive. This policy generally applies to all shareholders of the Funds.

The Board also has adopted a redemption policy to discourage short-term traders and/ or market timers from investing in the Funds. A 2.00% short-term redemption fee will be assessed by the Funds against investment proceeds withdrawn within 60 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Funds use a “first-in, first-out” method to determine the 60-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Funds for the benefit of existing shareholders.

UAS, the Funds’ administrator, performs automated monitoring of short-term trading activity for the Funds. Instances of suspected short-term trading are investigated by the compliance department. If an instance is deemed a violation of the short-term trading policies of a Fund, then UAS notifies the Fund’s adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of a Fund’s policies is provided to the Board.

Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market timers.”

There is no guarantee that the Funds will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Funds through financial intermediaries that hold omnibus accounts with the Funds. Omnibus accounts – in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners – are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Funds are not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing and to apply a Fund’s redemption fee. UAS reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, a Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Funds’ ability to monitor and deter market timing in omnibus accounts and to apply its redemption fee ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading, and financial intermediaries may be unwilling or unable to apply the Funds’ redemption fee. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

Additional Information

If you are not certain of the requirements for a redemption, please call Shareholder Services at (877) 679-6667. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission (the “SEC”), the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by a Fund and not cashed within 180 days will be reinvested at that time in the Fund at the current day’s NAV as defined under “Determination of Net Asset Value” below. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Symons Value Institutional Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $5,000 ($2,500 for retirement and/or custodial accounts) due to redemptions, or such other minimum amount as the Fund may determine from time to time. The Symons Concentrated Small Cap Value Institutional Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the applicable minimum amount within the 30-day period. All shares of the Funds are also subject to involuntary redemption if the Board determines to liquidate a Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares and that you receive upon the sale of your shares is based on the applicable Fund’s NAV. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the applicable Fund receives your order in proper form.

The Funds’ assets generally are valued at their market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which such securities are traded. If market quotations are not available or do not reflect a fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value, then the assets may be valued by the adviser at a fair value as determined in good faith by the adviser pursuant to guidelines established by the Board. When pricing securities using the fair value guidelines established by the Board, the adviser seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-

term traders. However, there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders, or that a Fund will realize fair valuation upon the sale of a security. A Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the adviser’s fair value methodology is inappropriate. The Fund’s adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions

The Funds typically distribute to their shareholders as dividends substantially all of their net investment income and any realized net capital gains at least annually. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. The Funds expect that their distributions, if any, will consist primarily of net realized capital gains.

Taxes

Net investment income distributed by a Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as discussed below (including in the table).

Each Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders once a year. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

As a result of the Funds’ investment objectives and strategies, the Funds’ income may include net-short-term or long-term gains from certain options transactions. Premium income from option transactions is distributed as short-term capital or long-term capital gains, depending on the holding period of the underlying security, and is subject to ordinary income tax rates.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The applicable Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Funds which are not cashed within 180 days will be reinvested in the applicable Fund at the Fund’s current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to shareholders. These transactions typically create the tax liabilities described in the table below for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects current law.

Type of Transaction	Tax Status

Qualified dividend income

Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $418,400 (individual filers) or $470,700 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Net short-term capital gain distributions	Ordinary income rates.

Net long-term capital gain distributions

Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $418,400 (individual filers) or $470,700 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Sales of shares (including redemptions) owned more than one year

Gains taxed at generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $418,400 (individual filers) or $470,700 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

As described generally above, designated dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% or 20% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

The Symons Concentrated Small Cap Value Institutional Fund’s principal investment strategy is to hold a long-only stock portfolio of a relatively small number of companies. As a result of this principal investment strategy, the Fund could be required, at certain points during its tax year, to sell portfolio securities to satisfy the asset diversification test applicable to regulated investment companies. All or a portion of any loss that the Fund realizes on a sale or other disposition of shares of stock or securities may be disallowed to the extent that the Fund acquires substantially identical stock or securities within 30 days before or after the date of disposition. Any loss disallowed under these rules will be added to the Fund’s tax basis in the new stock or security.

If you are a non-corporate shareholder and if the applicable Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back-up withholding, we also will withhold and pay to the IRS 28% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding periods to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. Each Fund has chosen Average Cost as their default tax lot identification method for all shareholders. A tax lot identification method is the way a Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. A Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax advisor with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, each Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Investment Adviser

Symons Capital Management, Inc., 650 Washington Rd, Suite 800, Pittsburgh, PA, 15228, serves as the investment adviser to the Funds pursuant to agreements between the adviser and Unified Series Trust, on behalf of each Fund. The adviser has overall supervisory management responsibility for the general management and investment of each of the Fund’s portfolios. The adviser sets the Funds’ overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for each Fund’s portfolio and votes any proxies solicited by portfolio companies. The adviser has been registered with the SEC since 1983. The adviser is owned and controlled by Colin E. Symons, CFA, the adviser’s Chief Investment Officer and the Funds’ Portfolio Manager. As of December 31, 2016, the adviser managed $484 million in assets.

For its advisory services, the adviser is paid a fee at the annual rate of 1.00% of the average daily net assets of the Symons Value Institutional Fund, and 1.30% of the average daily net assets of the Symons Concentrated Small Cap Value Institutional Fund. The adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.21% of the Symons Value Institutional Fund’s average daily net assets, and 1.60% of the Symons Concentrated Small Cap Value Institutional Fund’s average daily net assets. The contractual agreement with the Funds is in effect through March 31, 2022. Each fee waiver and expense reimbursement is subject to repayment by the applicable Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the expense limitation in effect at the time of the expense payment or the reimbursement. During the fiscal year ended November 30, 2016, the adviser received a fee equal to 0.91% (after waivers/reimbursements) from the Symons Value Institutional Fund.

A discussion of the factors that the Board considered in approving the management agreement for the Symons Value Institutional Fund is contained in the Fund’s annual report for the fiscal year ended November 30, 2016. A discussion of the factors that the Board considered in approving the management agreement for the Symons Concentrated Small Cap Value Institutional Fund will be included in the first report to shareholders for the Fund.

If you invest in a Fund through a financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Funds may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Funds’ transfer agent or other service providers if the shares were purchased directly from a Fund. To the extent that these fees are not paid by a Fund, the adviser may pay a fee to financial intermediaries for such services.

To the extent that the adviser pays a fee to a financial intermediary for distribution or shareholder servicing, the adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Funds and the nature of the services provided by the financial intermediary. Although neither the Funds nor the adviser pays for the Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund’s shares rather than shares of other mutual funds, particularly where such payments exceed those associated with other funds. The Funds may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

Portfolio Manager

Colin E. Symons, CFA. Mr. Symons is solely responsible for the day-to-day management of the portfolios of the Funds. He has been Portfolio Manager for the Symons Value Institutional Fund since its inception in 2006, and for the Symons Concentrated Small Cap Value Institutional Fund since its inception in 2016. Mr. Symons, who holds the Chartered Financial Analyst (CFA) designation, is Chief Investment Officer of the adviser and Portfolio Manager of the Symons Capital Management Value strategy, the Symons Capital Management Small Cap Value strategy, and the Symons Capital Concentrated Small Cap Value strategy. In conjunction with his portfolio management responsibilities, he oversees and is responsible for the adviser’s independent equity research. Mr. Symons joined Symons Capital Management in 1997 after working as a software developer in Washington and New York, concentrating on financial services applications for entities such as Chase Manhattan Bank and the Internal Revenue Service. While he was a software developer, Mr. Symons earned the prestigious designation of Microsoft Certified Solutions Developer. Mr. Symons earned his BA at Williams College in three years, at age 20.

The Funds’ Statement of Additional Information provides additional information about the Funds’ Portfolio Manager, including his compensation, other accounts that he manages, and ownership of Fund shares.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Symons Value Institutional Fund for the periods shown. Certain information reflects financial results for a single share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2016, which is available upon request and without charge. As of November 30, 2016, the Symons Concentrated Small Cap Value Institutional Fund had not commenced operations, so no financial highlights are available. In the future, financial highlights for the Symons Concentrated Small Cap Value Institutional Fund will be available here.

Symons Value Institutional Fund

Financial Highlights

(For a share outstanding throughout each year)

	Fiscal Year Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013		November 30, 2012
Selected Per Share Data:
Net asset value, beginning of year	$11.07	$12.91	$11.82	$10.94		$9.94

Income from investment operations:
Net investment income	0.14	0.18	0.18	0.16		0.16
Net realized and unrealized gain (loss) on investments	0.19	(0.29)	1.06	1.59		0.77

Total from investment operations	0.33	(0.11)	1.24	1.75		0.93

Less distributions to shareholders:
From net investment income	(0.14)	(0.20)	(0.15)	(0.15)		(0.16)
From net realized gain	(0.43)	(1.53)	—	(0.72)		(0.22)
From return of capital	—	—	—	—		(0.01)

Total distributions	(0.57)	(1.73)	(0.15)	(0.87)		(0.39)

Paid in capital from redemption fees(a)	—	—	—	—		—

Net asset value, end of year	$10.83	$11.07	$12.91	$11.82		$10.94

Total Return(b)	3.05%	(1.11)%	10.55%	16.05%		8.98%

Ratios and Supplemental Data:
Net assets, end of year (000)	$90,105	$78,958	$95,107	$90,882		$91,391

Ratio of expenses to average net assets	1.21%	1.21%	1.21%	1.29	%(c)	1.46%
Ratio of expenses to average net assets before waiver or recoupment by Adviser	1.30%	1.34%	1.34%	1.33%		1.29%
Ratio of net investment income to average net assets	1.30%	1.61%	1.48%	1.32%		1.46%
Portfolio turnover rate	83%	65%	58%	45%		28%

(a)	Redemption fees resulted in less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Effective May 22, 2013, the Adviser agreed to waive fees to maintain Fund expenses at 1.21%. Prior to that date, the expense cap was 1.46%.

FOR MORE INFORMATION

You can find additional information about the Funds in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes each Fund’s potential investments, the Annual and Semi-Annual Reports detail the Funds’ actual investments as of their report dates. The Annual Report includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected each Fund’s performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains additional information about the Funds and their investment restrictions, risks, policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the Funds’ current SAI and Annual and Semi-Annual Reports, and request other information about the Funds or make shareholder inquiries, in any of the following ways:

On the Internet: Download these documents from the Funds’ Internet site at www.symonsfunds.com.

By Telephone: Call Shareholder Services at (877) 679-6667.

By Mail: Send a written request to:

Symons Institutional Funds

c/o Ultimus Asset Services, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

You may review and copy information about the Funds (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520

Investment Company Act #811-21237

Symons Value

Institutional Fund

Symons Concentrated

Small Cap Value

Institutional Fund

PROSPECTUS

March 30, 2017

650 Washington Road, Suite 800

Pittsburgh, Pennsylvania 15228

(877) 679-6667

www.symonsfunds.com

SYMONS VALUE INSTITUTIONAL FUND (SAVIX)

SYMONS CONCENTRATED SMALL CAP VALUE INSTITUTIONAL FUND (SCSVX)

Each a Series of the Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2017

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Symons Value Institutional Fund and the Symons Concentrated Small Cap Value Institutional Fund (each, a “Fund” or together, the “Funds”) dated March 30, 2017. This SAI incorporates by reference the Symons Value Institutional Fund’s annual report to shareholders for the fiscal year ended November 30, 2016. A free copy of the Prospectus or annual report can be obtained by writing the transfer agent at Ultimus Asset Services, LLC (“UAS”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 46246, by calling Shareholder Services at (877) 679-6667, or by visiting the Fund’s website at www.symonsfunds.com.

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DESCRIPTION OF THE TRUST AND FUNDS

The Symons Value Institutional Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Symons Concentrated Small Cap Value Institutional Fund (the “Fund”) was organized as a non-diversified series of Trust (the “Trust”) on November 14, 2016. The Symons Value Institutional Fund was formerly known as the Symons Alpha Value Institutional Fund. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds are two of a series of funds currently authorized by the Board. The investment adviser to the Funds is Symons Capital Management, Inc. (the “Adviser”). The Symons Value Institutional Fund commenced operations on December 22, 2006. The Symons Concentrated Small Cap Value Institutional Fund commenced operations on December 5, 2016.

The Funds do not issue share certificates. All shares are held in non-certificated form registered on the books of the Funds and Ultimus Asset Services, LLC, the Funds’ transfer agent (the “Transfer Agent”), for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Each Fund currently offers one class of shares, and may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of each Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Board, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. Each share of the Funds is subject to involuntary redemption if the Board determines to liquidate the Fund. The applicable Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of each Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and in this SAI.

The Funds may authorize one or more financial intermediaries to receive on their behalves purchase and redemption orders. Such financial intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of the Funds. The Funds

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will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s net asset value (“NAV”) next computed after they are received by an authorized financial intermediary and accepted by a Fund.

The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Symons Value Institutional Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments each Fund may make and some of the techniques it may use. For the purpose of this section, references to “Fund” in the singular shall be read to include both Funds.

A. Common Stocks and Equivalents. The Fund will invest in common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

B. Foreign Securities. The Fund may invest in foreign securities, either directly or indirectly through depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored.” While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

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A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

Other foreign securities may be denominated in U.S. dollars and trade on domestic stock exchanges. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. When the Fund invests in ADRs or other U.S. dollar-denominated foreign securities, it generally will not be subject to currency risk.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

C. Income Trusts. The Fund may invest in income trusts, including real estate investment trusts (“REITs”), business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. Income trusts pay out the majority of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Real Estate Investment Trusts. The Fund may invest in REITs. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on

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mortgage loans. Hybrid REITs generally invest in both real property and mortgages. The Fund generally considers equity REITs to be equity securities, while mortgage REITs and hybrid REITs generally are considered fixed income securities. REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as business trusts may cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

Oil Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

The Fund may invest in oil royalty trusts that are traded on U.S. stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unit holders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unit holders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional oil and gas exploration and production corporation. However, oil royalty trusts are still exposed to commodity risk and reserve risk, as well as operating risk.

The operations and financial conditions of oil royalty trusts, and the amount of distributions or dividends paid on their securities are dependent on oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts also are subject to the risk of an adverse change in the regulation of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during recent years and may continue to do so in the future. In addition, the demand in and supply to the developing markets could be affected by other

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factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to a royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

When the Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks which are more fully described above.

D. Investment Company Securities. The Fund may invest in shares of other investment companies, such as other mutual funds, closed-end funds, money market funds, unit investment trusts, and exchange-traded funds (“ETFs”). For example, the Fund may invest in ETFs whose investments are consistent with the Fund’s own investment strategy. In addition, the Fund also may invest in ETFs that do not meet such investment strategy, for defensive and other purposes. Additionally, the Fund may invest in new exchange-traded shares as they become available. The Fund may invest in ETFs whose portfolios consist primarily of commodities. As a shareholder of an investment company, the Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers. For example, shareholders may incur expenses associated with capital gains distributions by the Fund as well as the underlying funds in which the Fund invests. Shareholders also may incur increased transaction costs as a result of the Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds. The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to redeem its investment in an underlying fund in the event of dissatisfaction with the fund.

To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks, including risks associated with direct investments in commodities. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodities. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

E. Inverse and Leveraged ETFs. The Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. Inverse ETFs are subject to additional risk not generally associated with traditional ETFs. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. Leveraged ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). An investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P 500 falls 1% (if it is a leveraged ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P 500 gains 1% (if it is a leveraged ETF that seeks twice the inverse return, it will lose 2%). By investing in leveraged ETFs and gaining magnified short exposure to a particular index, the Fund can commit fewer assets to the investment in the securities represented in the index than would otherwise be required.

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Inverse ETFs present all of the risks that regular ETFs present. In addition, inverse ETFs determine their inverse return on a day-to-day or monthly basis and, as a result, there is no guarantee that the ETF’s actual long-term returns will be equal to the daily or monthly return that the Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term inverse return of the tracked index. Furthermore, because inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the inverse ETF to lose money and, consequently, the value of the Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the inverse ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the Fund. An inverse ETF’s use of these techniques will make the Fund’s investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than the principal amount invested in the inverse ETF). Inverse ETFs may also incur capital gains, some of which may be taxed as ordinary income, thereby increasing the amounts of the Fund’s taxable distributions.

Leveraged ETFs seek leveraged returns relative to an underlying index, such as two or three times the performance of the index, before taxes and fees on a daily basis. A leveraged ETF obtains investment exposure in excess of its assets, and thus will lose more money in a market environment adverse to its strategy than a similar ETF that does not use leverage. The use of leverage could result in the total loss of the Fund’s investment in the ETF. For example, if the Fund invests in an ETF that is designed to seek investment results of two times (2x) the daily performance of a particular index, a 50% decrease in a single day in the value of the index at any point in that day could result in the total loss of the Fund’s investment in the ETF, even if the index subsequently increases in value. Leveraged ETFs typically obtain investment exposure through the aggressive use of derivatives, which may be considered speculative. There is no guarantee that a leveraged ETF will meet its investment objective.

F. Securities Lending. The Fund may, from time to time, lend securities to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. The Fund’s securities lending practices will be limited to no more than 33% of its total assets.

To be acceptable as collateral, letters of credit must be issued by a bank that is deemed satisfactory by the Adviser, and must obligate the bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives amounts equal to the dividends or interest on the loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodial and administrative fees in connection with its securities loans. However, fees may only be paid to a placing broker if (a) the Adviser determines that such fees paid to the placing broker are reasonable and based solely upon services rendered, and (b) the Board separately considers the propriety of any fee shared by the placing broker with the borrower and determines that the fees paid to the placing broker are not used to compensate the Adviser or any of its affiliated persons.

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Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the “Code”) and must permit the Fund to re-acquire loaned securities on five days’ notice or in time to vote on any important matter. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

G. Options. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by the Fund may be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

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The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”), and various state regulatory authorities. In addition, the Fund’s ability to use derivative instruments may be limited by certain tax considerations. The Trust on behalf of the Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodities Exchange Act (“CEA”), and therefore, the Fund will not be subject to registration or regulation as a commodity pool operator under the CEA.

H. Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. “Auction Rate” preferred stock is a floating rate preferred stock with the dividend rate reset by Dutch auction, typically every seven, 28, 35 or 49 days. The dividend rate on auction rate preferred stock usually is subject to a maximum rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

I. Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data

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maintained online or digitally, denial of service, attacks on websites, the unauthorized release of confidential information or various other operational disruptions. Successful cybersecurity breaches of the Fund and/or the Fund’s investment adviser, distributor, custodian, the transfer agent or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, cause the release of private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and/or cause reputational damage. The Fund relies on third-party service providers for many of the day-to-day operations, and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Fund from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

J. Non-Diversification Risk. Because the Symons Concentrated Small Cap Value Institutional Fund is non-diversified, it may invest a greater percentage of its assets in particular asset classes, securities of a single issuer or instrument and in a relatively small number of issuers or instruments. It is therefore more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers or instruments may also present substantial credit or other risks. In particular, the Fund typically seeks to hold fewer than 20 companies, and therefore may be more susceptible to adverse developments affecting any single company held in its portfolio, and may be more susceptible to greater losses because of these developments, than a diversified fund that holds a greater number of investments.

INVESTMENT LIMITATIONS

A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

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5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Diversification (Symons Value Institutional Fund Only). With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by the paragraphs above, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental (i.e., they are other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

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3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

INVESTMENT ADVISER

Symons Capital Management, Inc., located at 650 Washington Road, Suite 800, Pittsburgh, PA, 15228, serves as the investment adviser to the Funds. The Adviser has overall supervisory management responsibility for the general management and investment of the Funds’ portfolios. The Adviser sets the Funds’ overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for each Fund’s portfolio and votes any proxies solicited by portfolio companies. The Adviser is wholly owned by Mr. Colin E. Symons.

For its advisory services, the Adviser is paid a fee at the annual rate of 1.00% of the average daily net assets of the Symons Value Institutional Fund, and 1.30% of the average daily net assets of the Symons Concentrated Small Cap Value Institutional Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that the Funds’ total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.21% of the Symons Value Institutional Fund’s average daily net assets and 1.60% of the Symons Concentrated Small Cap Value Institutional Fund’s average daily net assets. The contractual agreement is in effect through March 31, 2022. Each fee waiver and expense reimbursement is subject to repayment by the applicable Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the expense limitation in effect at the time of the expense payment or the reimbursement.

The following table describes the advisory fees paid to the Adviser by the Symons Value Institutional Fund for the fiscal years indicated.

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Recouped, (Reimbursed and/or Waived by Adviser)	Net Advisory Fees Paid
November 30, 2016	$912,552	$(82,649)	$829,903
November 30, 2015	$823,508	$(104,317)	$719,191
November 30, 2014	$920,343	$(119,111)	$801,232

The Adviser retains the right to use the name “Symons” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Symons” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days written notice.

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The Adviser may make payments to financial intermediaries that provide shareholder services and administer shareholder accounts. If a financial intermediary were prohibited from continuing to perform all or a part of such services, management of the Funds believe that there would be no material impact on the Funds or shareholders. Financial intermediaries may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the services will be lower than to those shareholders who do not. The Funds may occasionally purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

About the Portfolio Manager

The Funds are managed by Mr. Colin E. Symons, CFA, the Chief Investment Officer for the Adviser (the “Portfolio Manager”). As of November 30, 2016, the Portfolio Manager was also responsible for the management of the following types of other accounts in addition to the Symons Value Institutional Fund:

Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies: 0	Registered Investment Companies: N/A	Registered Investment Companies: N/A	Registered Investment Companies: N/A

Pooled Investment Vehicles: 0	Pooled Investment Vehicles: N/A	Pooled Investment Vehicles: N/A	Pooled Investment Vehicles: N/A

Other Accounts: 385	Other Accounts: $382 million	Other Accounts: 0	Other Accounts: N/A

At present, the Portfolio Manager receives a base salary and participates in a bonus pool that is determined by his achievements, ability and teamwork. The bonus pool consists of the gross revenue of the Adviser less base salaries and operating expenses. The result is that every person at the Adviser has a material stake in the success of every aspect of the Adviser’s work as a team.

The Portfolio Manager provides investment advisory services to other clients of the Adviser in addition to managing the Funds. The Portfolio Manager is obligated to make investment decisions for a client based on each client’s specific investment objective, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and an obligation to treat all accounts fairly and equitably over time. Conflicts may arise as a result of the Portfolio Manager’s multiple roles in managing the Funds and servicing other client accounts. For example, managing the other separate accounts may result in the Portfolio Manager devoting unequal time and attention to the Funds.

Due to similarities in the investment strategies of the Funds and certain other client accounts, the Portfolio Manager’s duties may overlap. For example, the Portfolio Manager may be able to combine responsibilities, such as research and stock selection for a Fund and other separate accounts. However, to the extent that a Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if other clients desire to sell the same portfolio security at the same time. On the

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other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given day and limited quantities are available, the Adviser has adopted trade allocation procedures pursuant to which purchases and sales normally will be made on a pro rata, average price per share basis, or such other method as it deems fair and reasonable.

Even where a Fund and multiple separate accounts are managed using similar investment strategies, the Portfolio Manager may take action with respect to the Fund that may differ from the timing or nature of action taken with respect to another client account. For example, there may be circumstances under which the Portfolio Manager will cause one or more separate accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of Fund assets that the Portfolio Manager commits to such investment, and vice versa. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for the separate accounts and does not purchase or sell the same investment for the Fund, or vice versa. Accordingly, a Fund’s performance may differ significantly from the results achieved by the Adviser’s other clients. It is possible that one or more of the Adviser’s other client accounts may achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, a Fund may sustain losses during periods in which one or more separate accounts achieve significant profits. The Portfolio Manager may also carry on investment activities for his own account(s) and/or the accounts of immediate family members. Conflicts may arise as a result of the Portfolio Manager’s differing economic interests in respect of such activities. As of November 30, 2016, the Portfolio Manager owned shares of the Symons Value Institutional Fund as indicated in the table below.

Portfolio Manager	Dollar Range of Fund Shares
Colin E. Symons	$1 - $10,000

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Stephen A. Little (1946) Chairman, December 2004 to December 2016; Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

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Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of, and each Trustee oversees, 17 series.

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (1955)*** Trustee, November 2007 to present	Current: Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.

David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (1981) Vice President of Legal Services and Secretary, January 2016 to present

Current: Vice President, Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015; Assistant Secretary of Valued Advisory Trust since 2016; Assistant Secretary of Wilshire Mutual Funds, Inc. and Wilshire Variable Insurance Trust since 2016.

Previous: Chief Compliance Officer, BPV Family of Funds (2015-2016); Assistant Secretary, UMT (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

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John C. Swhear (1961) Vice President, January 2016 to present

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC since 2015; Chief Compliance Officer, Unified Financial Securities, LLC since May 2007 and Director May, 2014 to December, 2015; Chief Compliance Officer and AML Officer, Capitol Series Trust since September 2013; Chief Compliance Officer, AML Officer and Vice President, Valued Advisers Trust since May 2007.

Previous: Vice President of Legal Administration, Compliance and Risk for Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), the Trust’s administrator, (April 2007 to December 2015), Director (May 2014 to December 2015); President, Unified Series Trust (August 2013 to January 2016), Interim President (March 2012 to August 2013).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Martin R. Dean (1963) Assistant Chief Compliance Officer, January 2016 to present

Current: Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC since January 2016; Chief Compliance Officer, Peachtree Alternative Strategies Fund since January 2017; Chief Compliance Officer, FSI Low Beta Absolute Return Fund since November 2016; Chief Compliance Officer, Cross Shore Discovery Fund since June 2016; Chief Compliance Officer, First Western Funds Trust since April 2016; Assistant Chief Compliance Officer of Ultimus Managers Trust since January 2016.

Previous: Anti-Money Laundering Officer and Chief Compliance Officer of The Huntington Funds (July 2013 to April 2013) and the Huntington Strategy Shares (July 2013 to March 2016); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015); Director of Fund Accounting and Fund Administration Product at Citi Fund Services (January 2008 to June 2013).

Stacey Havens (1965) Relationship Manager

Current: Assistant Vice President, Relationship Management for Ultimus Fund Solutions, LLC since December 2015; Vice President of Capitol Series Trust since September 2013.

Previous: Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1993 to December 2015).

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Carol J. Highsmith (1964) Assistant Secretary, January 2016 to present

Current: Assistant Vice President, Ultimus Fund Solutions, LLC since December, 2015.

Previous: Secretary, Cross Shore Discovery Fund (May 2014 to February 2016); Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of, and each Trustee oversees, 17 series.
***	Ms. Kelly may be deemed an interested trustee because she is an officer of an entity that until December 2015 was under common control with Unified Financial Securities, Inc., one of the Trust’s distributors. The Board reviewed and approved this arrangement.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Audit and Pricing Committees of the Board. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also serves as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. Since 2002, he has served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

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Kenneth G.Y. Grant – Mr. Grant has been an Independent Trustee of the Trust since 2008, and he currently serves as Chairman of the Board. He is a founder of a trust company that offers collective investment trust products to qualified plans. Mr. Grant has over 27 years of executive leadership experience, including experience in management, business development for financial services firms, strategic planning, and investing. Mr. Grant also has experience developing trust and plan accounting services for institutional investors. He currently serves as a senior executive of a retirement plan services provider, as senior vice president of a retirement association and as Treasurer of a council of churches. Mr. Grant received his B.A. in Psychology from Syracuse University, his Th.M. in Theology and Ethics from Boston University, and his M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his substantial experience in the retirement plan and financial services industry.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007. She has served as Senior Risk Officer of Huntington National Bank’s Risk Administration business segment since August 2013. Prior to that, she served as Regulatory Reform Director of Huntington National Bank’s Risk Management business segment from March 2012 to August 2013, Chief Administrative Officer of Huntington’s Wealth Advisors, Government Finance, and Home Lending business segment from November 2010 to March 2012, and Executive Vice President of Huntington from December 2001 to November 2010. She is active as a community leader and she serves on the Board of several local organizations, including a youth social services agency. Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which is an affiliate of the custodian of certain series of the Trust. Ms. Kelly received a B.S. from Hood College in 1977, and an M.B.A. in 1981 from Xavier University.

Independent Trustees Messrs. Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi- series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a bank which operated a collective investment trust. This means that they are qualified to review annually each adviser’s qualifications, including the qualification of Symons Capital Management, Inc. to serve as adviser to the Funds. Ms. Kelly’s experience as an officer of one of the Trust’s custodial banks and former supervisor of one of the Trust’s administrators provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Funds.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, Pricing Committee, and the Advisory Contract Renewal Committee as described below:

•	The Audit Committee consists of Independent Trustees Messrs. Hippenstiel, Condon, Tritschler and Grant. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the year ended December 31, 2016.

•	The Pricing Committee is responsible for reviewing and approving fair valuation determinations. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to meetings to approve fair valuations, the Pricing Committee met four times during the year ended December 31, 2016.

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•	The Advisory Contract Renewal Committee is responsible for conducting due diligence on the initial approval and subsequent renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which are provided by the investment advisers and sub- advisers and the Trust’s Administrator. The Committee also conducts interviews of advisers and sub-advisers to the Trust. The Advisory Contract Renewal Committee is comprised of all of the Trustees, although at least two Independent Trustees are required to establish a quorum. This Committee held four meetings during the year ended December 31, 2016.

The Audit and Pricing Committees meet at least quarterly, and the Advisory Contract Renewal Committee meets as necessary, and each committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Committees report directly to the Board.

The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This legal counsel also serves as counsel to the Trust. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub- advisers. Periodically, the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;

•	Assess how Trust personnel monitor and evaluate risks;

•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and

•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials, and to interview advisers and sub-advisers whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

(2)	Code of Ethics review

(3)	NAV Errors, if any

(4)	Distributor Compliance Reports

(5)	Timeliness of SEC Filings

(6)	Dividends and other Distributions

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(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8)	Review of 12b-1 Payments

(9)	Multiple Class Expense Reports

(10)	Anti-Money Laundering/Customer Identification Reports

(11)	Administrator and CCO Compliance Reports

(12)	Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2016.

Trustee	Dollar Range of the Symons Concentrated Small Cap Value Institutional Fund’s Shares	Dollar Range of the Symons Value Institutional Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None	None
Ronald C. Tritschler	None	None	None
Stephen A. Little	None	$1 - $10,000	$1 - $10,000
Daniel J. Condon	None	None	None
Kenneth G.Y. Grant	None	$1 - $10,000	$10,001 - $50,000
Nancy V. Kelly	None	None	None

*	The Trust currently consists of 17 series.

Set forth below is the compensation paid during the last fiscal year to the Trustees and compensated officers by the Symons Value Institutional Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Funds incur their share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Independent Trustee and the
Chairman of Audit Committee	$2,521	$0	$0	$35,925
Kenneth G.Y. Grant, Independent Trustee and	$2,021	$0	$0	$28,800
Chairman of the Board
Daniel J. Condon, Independent Trustee	$2,021	$0	$0	$28,800
Ronald C. Tritschler, Independent Trustee	$2,021	$0	$0	$28,800
Stephen A. Little, Independent Trustee	$2,521	$0	$0	$35,925
Nancy V. Kelly, Interested Trustee	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$8,828	$0	$0	$125,000	[2]

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1	The Trust currently consists of 17 series.
2	In addition to the CCO’s salary listed in the table, the CCO is allocated $25,000 for potential bonus compensation, as well as to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are allocated to each series of the Trust in such manner as the Trustees determine to be fair and equitable.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Agreement with the Adviser. Charles Schwab & Co. may be deemed to control the Symons Value Institutional Fund, and TD Ameritrade, Inc. may be deemed to control the Symons Concentrated Small Cap Value Institutional Fund.

As of February 28, 2017, the following persons were considered to be either a control person or principal shareholder of the Symons Value Institutional Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	31.98%	Record
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	22.16%	Record
CBNA 6 Rhoads Drive, Suite 7 Utica, NY 13502	10.36%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	7.03%	Record

As of February 28, 2017, the following persons were considered to be either a control person or principal shareholder of the Symons Concentrated Small Cap Value Institutional Fund:

Name and Address	% Ownership	Type of Ownership
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	95.16%	Record

As of February 28, 2017, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund.

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ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of each Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Transfer Agent, subject to oversight by the Trust’s CCO and, ultimately, by the Board.

When you open an account with a Fund, the Transfer Agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the Transfer Agent’s discretion, will allow the Funds to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with a Fund. The Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Transfer Agent, they are deemed to be in the best interest of the Funds, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the applicable Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. For the fiscal year ended November 30, 2016, the Adviser did not direct any brokerage transactions on behalf of the Symons Value Institutional Fund to brokers on the basis of research services provided by such brokers.

When the Funds and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis, through one or more broker-dealers. Blocked transactions can produce better execution for the Funds and other accounts managed by the Adviser because of the increased volume of each such transaction. If the entire blocked order is not filled, the Funds may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Funds may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the Adviser is selling the same portfolio security for its other client accounts at the same time. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

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Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The following table presents information about the brokerage commissions paid by the Symons Value Institutional Fund to brokers during the periods indicated.

Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2016
$ 66,834	$ 76,971	$ 114,527

The Trust, the Adviser and the Funds’ Distributor as defined herein have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain copies of the Codes from the Trust, free of charge, by calling Shareholder Services at (877) 679-6667. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies with respect to the disclosure of the Funds’ portfolio holdings. These policies generally prohibit the disclosure of information about the Funds’ portfolio to third-parties prior to (i) the filing of the information with the SEC in a required filing, or (ii) the day after the information is posted to the Funds’ website. As described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s CCO). Any arrangement to disclose non-public information about a Fund’s portfolio must be approved by the Trust’s CCO. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about a Fund’s portfolio to third parties.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Funds’ website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Funds’ website, the information is disclosed no earlier than the day after the date of posting to the website.

The Funds release non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Funds. These service providers include the Funds’ Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Funds also periodically disclose portfolio holdings information on a confidential basis to other parties that provide services to the Funds, such as the Funds’ auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Funds’ auditors within days after the end of the Funds’ fiscal year in connection with the Funds’ annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

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The Funds may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how a Fund’s attributes (such as performance, volatility and expenses) compare to peer funds. In these instances, information about the Fund’s portfolio would be supplied within approximately 25 days after the end of the month. In addition, any such ratings organization would be required to keep the Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

PROXY VOTING POLICY

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board.

Absent mitigating circumstances and/or conflicts of interest, it is the Adviser’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. Notwithstanding the foregoing, the Adviser often will vote against a management recommendation with respect to stock option and other executive compensation plan matters. The Adviser monitors corporate actions of issuers of the Funds’ portfolio securities in a manner consistent with the Adviser’s fiduciary duty to vote proxies in the best interests of its clients.

The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of the applicable Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policies by calling Shareholder Services at (877) 679-6667 or by writing to the Transfer Agent at Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Funds with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Funds with the SEC on Form N-PX. The Funds’ proxy voting record will be available to shareholders free of charge upon request by calling or writing the Funds as described above or from the SEC’s web site.

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DETERMINATION OF NET ASSET VALUE

The NAV of the shares of a Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the Prospectus. A Fund’s NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Equity securities are generally valued by using market quotations. Exchange traded securities are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by a pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. If market quotations are not available, or if management or the Adviser considers the valuation unreliable due to market or other events, then the Fund will value its securities at their fair value, as of the close of regular trading on the NYSE, as determined by the Adviser in good faith according to guidelines established by the Board. The Trust maintains a pricing review committee that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing Committee of the Board. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair valued securities on a quarterly basis.

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash. However, if the aggregate amount being redeemed within any 90-day period is over the lesser of $250,000 or 1% of the Fund’s NAV, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Funds, the Funds have the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

STATUS AND TAXATION OF THE FUNDS

The Funds were organized as series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that they actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Redemption of Fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If a Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

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To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and

•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

If a Fund fails the gross income test for a taxable year, it will nevertheless be considered to have satisfied the test for such year if (i) the Fund satisfies certain procedural requirements and (ii) the Fund’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the Fund for the taxable year in which, absent the application of this provision, it would have failed the gross income test equal to the amount by which (i) the Fund’s non-qualifying gross income exceeds (ii) one-ninth of the Fund’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

If a Fund fails the asset diversification test as of the end of a quarter, it will nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If a Fund’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the Fund’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the Fund will be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter in a case that does not constitute a de minimis failure, a Fund will nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the Fund satisfies certain procedural requirements; (ii) the Fund’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in this case, a tax is imposed on the Fund, at the current rate of 35%, on the net income generated by the assets that caused the Fund to fail the asset diversification test during the period for which the asset diversification test was not met. However, in all events, such tax will not be less than $50,000.

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of gains and losses that the Fund realizes in connection with the hedge. A Fund’s income from derivative instruments, if any, in each case derived with respect to its business of making investments, should qualify as allowable income for the Fund under the Income Requirement.

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A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of November 30, 2016, the Symons Value Institutional Fund had no capital loss carryforwards available for federal income tax purposes. The Symons Concentrated Small Cap Value Institutional Fund had not yet completed a tax year.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends a Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the applicable Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six-months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on the shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Funds and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43215, is Custodian of the Funds’ investments. The Custodian acts as the Funds’ depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. A Trustee of the Trust is a member of the Custodian’s management.

FUND SERVICES

UAS, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Funds’ transfer agent, fund accountant, and administrator. UAS is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC (“Ultimus”), the parent company of the Distributor. Certain officers of the Trust also are officers of the Distributor and/or Ultimus. UAS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions.

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In addition, UAS provides the Funds with fund accounting services, which include certain monthly reports, record keeping and other management-related services.

UAS also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Symons Value Institutional Fund during the periods indicated. The amounts given include reimbursement for various out-of-pocket expenses, and may include amounts paid to various third parties as compensation for sub-transfer agency services.

	Fiscal Year Ended November 30,		Fiscal Year Ended November 30,		Fiscal Year Ended November 30,
	2014		2015		2016
Transfer Agent Fees	$55,574	*	$46,669	*	$16,190
Fund Accounting Fees	$47,746		$31,979		$36,491
Administrative Fees	$73,932		$65,944		$68,878

*	Includes out-of-pocket fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd. (“Cohen”), located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 has been selected as Independent Registered Public Accounting Firm for the Fund for the fiscal year ending November 30, 2017. Cohen will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services, as requested, in accordance with applicable law and regulations.

DISTRIBUTOR

Unified Financial Securities, LLC, located at 9465 Counselors Row, Suite 200, Indianapolis, Indiana 46240, is the exclusive agent for distribution of shares of the Funds. An officer of the Trust is also an officer of the Distributor and may be deemed to be an affiliate of the Distributor. The Distributor and UAS are wholly-owned subsidiaries of Ultimus Fund Solutions, LLC.

The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm for the Symons Value Institutional Fund required to be included in the SAI are hereby incorporated by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2016, filed electronically on February 3, 2017 (File No. 811-21237). The Symons Value Institutional Fund will provide the Annual Report without charge upon written request or request by telephone.

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PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation

	1.	Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

	2.	Amendment No. 24 to Agreement and Declaration of Trust as filed with the State of Ohio on November 21, 2016 – Filed with Registrant’s registration statement on Form N-1A dated December 2, 2016 and incorporated herein by reference.

(b)	By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None.

(d)	Investment Advisory Contracts:

1.

(a)    Copy of Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

(b)    Copy of Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for the period ending April 30, 2017 – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2016 and incorporated herein by reference.

2.

(a)    Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)    Copy of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund for the period ending January 31, 2018 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	3.	Copy of Registrant’s Amended and Restated Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Multi-Cap Fund, approved August 13, 2012 – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2012 and incorporated herein by reference.

	4.	Copy of Registrant’s Amended and Restated Management Agreement with Iron Financial, LLC dated November 10, 2008 with regard to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2009 and incorporated herein by reference.

5.

(a)    Copy of Registrant’s Amended and Restated Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2015 and incorporated herein by reference.

(b)    Copy of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for period ending January 31, 2018 – Filed Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

6.

(a)    Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)    Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Concentrated Small Cap Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 2, 2016 and incorporated herein by reference.

(c)    Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Value Institutional Fund and the Symons Concentrated Small Cap Value Institutional Fund for the period ended March 31, 2022 – Filed herewith.

7.

(a)    Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

(b)    Copy of Registrant’s Amended and Restated Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2016 and incorporated herein by reference.

(c)    Copy of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Mid Cap Value Fund for the period ended July 31, 2017 – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2016 and incorporated herein by reference.

8.

(a)    Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

(b)    Copy of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund for the period ended July 31, 2017 – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2016 and incorporated herein by reference.

9.	Copy of amended Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2016 and incorporated herein by reference.

10.

(a)    Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

11.

(a)    Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated September 17, 2012 and incorporated herein by reference.

(b)    Copy of Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Opportunity Fund for the period ending April 30, 2017 – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2016 and incorporated herein by reference.

12.

(a)    Copy of Registrant’s Management Agreement with Spouting Rock Fund Management with regard to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

(b)    Copy of Subadvisory Agreement between Spouting Rock Fund Management and Convex Capital Management LLC with regard to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

(c)    Copy of Side Letter Agreement with Spouting Rock Fund Management regarding fee waiver and expense reimbursement with respect to the Spouting Rock/Convex Dynamic Global Macro Fund for the period ending January 31, 2018 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

13.

(a)    Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated November 10, 2014 and incorporated herein by reference.

(b)    Copy of Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Yield Fund for the period ending April 30, 2017 – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2016 and incorporated herein by reference.

14.

(a)    Copy of Registrant’s Management Agreement with Iron Financial, LLC with regard to the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

(b)    Copy of Side Letter Agreement with Iron Financial, LLC regarding fee waiver and expense reimbursement with respect to the Iron Equity Premium Income Fund for the period ending January 31, 2018 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

15.

(a)    Copy of Registrant’s Management Agreement with Miles Capital, Inc. with regard to the Miles Capital Alternatives Advantage Fund –Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

(b) Copy of Side Letter Agreement with Miles Capital, Inc. regarding fee waiver and expense reimbursement with respect to the Miles Capital Alternatives Advantage Fund for the period ending March 31, 2017 – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

16.

(a)    Form of Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

(b)    Copy of Side Letter Agreement with Fisher Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

	17.	Form of Registrant’s Management Agreement with Selective Wealth Management, LLC with regard to the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 6, 2017 and incorporated herein by reference.

(d)	Underwriting Contracts.

	1.	Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

	2.	Copy of Registrant’s amended and restated Distribution Agreement with Unified Financial Securities, Inc., dated January 17, 2007 – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

	3.	Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, LLC, approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

	4.	Copy of Distribution Agreement among Registrant, SBAuer Funds, LLC and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2016 and incorporated herein by reference.

	5.	Copy of Distribution Agreement among Registrant, The Roosevelt Investment Group and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2016 and incorporated herein by reference.

	6.	Copy of Distribution Agreement among Registrant, Symons Capital Management and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2016 and incorporated herein by reference.

	7.	Copy of Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC, approved November 14, 2016 – Filed with Registrant’s registration statement on Form N-1A dated January 6, 2017 and incorporated herein by reference.

	8.	Copy of Distribution Agreement among Registrant, Spouting Rock Fund Management and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	9.	Copy of Distribution Agreement among Registrant, Financial Counselors, Inc. and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	10.	Copy of Distribution Agreement among Registrant, Pekin Singer Strauss Asset Management and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	11.	Copy of Distribution Agreement among Registrant, Iron Financial, LLC and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(e)	Bonus or Profit Sharing Contracts – None.

(f)	Custodian Agreements.

	1.	Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

2.

(a)    Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b)    Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

	3.	Copy of Registrant’s Custodian Agreement with MUFG Union Bank, N.A. – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

(g)	Other Material Contracts.

	1.	Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

	2.	Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

	3.	Third Amendment to Mutual Fund Services Agreement between Registrant and Huntington Asset Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2014 and incorporated herein by reference.

	4.	Compliance Services Agreement between Registrant and Buttonwood Compliance Partners, LLC – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2014 and incorporated herein by reference.

	5.	Registrant’s Investor Class Administrative Services Plan for the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	6.	Registrant’s Investor Class Administrative Services Plan for the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	7.	Revolving Credit Agreement between the Registrant and The Huntington National Bank – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2013 and incorporated herein by reference.

	8.	Registrant’s Advisor Class Administrative Services Plan for the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	9.	Registrant’s Investor Class Administration Plan for the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	10.	Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

(h)	Legal Opinion and Consent

	1.	Legal opinion was filed with Registrant’s registration statement on Form N-1A dated December 2, 2016 and is incorporated herein by reference. The consent of Thompson Hine LLP is filed herewith.

(i)	Other Opinions – Consent of Independent Registered Public Accounting Firm – Filed herewith.

(j)	Omitted Financial Statements – None.

(k)	Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(l)	Rule 12b-1 Plan.

	1.	Copy of Revised Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

	2.	Copy of Revised Rule 12b-1 Distribution Plan for the Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 24, 2011 and incorporated herein by reference.

	3.	Copy of Rule 12b-1 Distribution Plan for FCI Value Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

	4.	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

	5.	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

	6.	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

	7.	Copy of Rule 12b-1 Distribution Plan with respect to the Advisor Class Shares of the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	8.	Copy of Rule 12b-1 Distribution Plan with respect to the Class C Shares of the Crawford Dividend Opportunity Fund and the Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

	9.	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

	10.	Copy of Rule 12b-1 Distribution Plan with respect to the Class N Shares of the Miles Capital Alternatives Advantage Fund – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

(m)	Rule 18f-3 Plan.

1.	Copy of Amended and Restated Rule 18f-3 Plan for Crawford Dividend Growth Fund, Crawford Dividend
Opportunity Fund, and Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on
Form N-1A dated April 28, 2015 and incorporated herein by reference.

	2.	Copy of Rule 18f-3 Plan for the Appleseed Fund –Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

	3.	Copy of Rule 18f-3 Plan for the Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2012 and incorporated herein by reference.

	4.	Copy of Rule 18f-3 Plan for the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	5.	Copy of Amended and Restated Rule 18f-3 Plan for the Iron Strategic Income Fund and the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

	6.	Copy of Rule 18f-3 Plan for the Miles Capital Alternatives Advantage Fund – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

(n)	Reserved.

(o)	Codes of Ethics.

	1.	Registrant’s Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on March 30, 2017 and incorporated herein by reference.

	2.	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated March 30, 2017 and incorporated herein by reference.

	3.	Code of Ethics adopted by Unified Financial Securities, LLC and Ultimus Fund Distributors, LLC, as distributors to Registrant – Filed with Registrant’s registration statement on Form N-1A on December 2, 2016 and incorporated herein by reference.

(p)	1.	Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated July 1, 2011 and incorporated herein by reference.

	2.	Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

	3.	Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

	4.	Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

	5.	Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Value Institutional Fund– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

6.	Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

7.	Proxy Voting Guidelines used with respect to Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated April 11, 2008 and incorporated herein by reference.

8.	Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

9.	Proxy Voting Policy adopted by Convex Capital Management LLC as subadvisor to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

10.	Proxy Voting Policy adopted by Miles Capital, Inc. as adviser to the Miles Capital Alternatives Advantage fund – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

11.	Proxy Voting Policy adopted by Fisher Asset Management, LLC as adviser to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

12.	Proxy Voting Policy adopted by Selective Wealth Management, LLC as adviser to the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 6, 2017 and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant

MTC Holding Corp. owns 100% of Midwest Trust Company, which as of January 4, 2017 owned 98.10% of the FCI Bond Fund. MTC Holding Corp. also owns 100% of FCI Holding Co., which owns 100% of Financial Counselors, Inc. (the Fund’s investment adviser). Bradley Bergman owned 73% of MTC Holding Corp. as of January 4, 2017. As a result, the FCI Bond Fund may be deemed to be under common control with its investment adviser. Each of the above-named companies is organized under the laws of Kansas.

Dennis and Terry Dean beneficially own The C.H. Dean Companies, LLC and its wholly owned subsidiary, C.H. Dean, LLC, as well as Dean Wealth Management LP. As of June 30, 2016, Dean Wealth Management LP owned 42.47% and The C.H. Dean Companies, LLC owned 17.42% of the Dean Mid Cap Fund. The Fund’s investment adviser, Dean Investment Associates LLC, is wholly owned by C.H. Dean LLC, and the Fund’s sub-adviser, Dean Capital Management, is owned 20% by Dean Wealth Management LP and 10% by C.H. Dean LLC. As a result, the Dean Mid Cap Fund may be deemed to be under common control with its investment adviser and sub-adviser. Each of the above-named companies is organized under the laws of Ohio.

Fisher Asset Management, LLC, d/b/a Fisher Investments is a wholly-owned subsidiary of the holding company Fisher Investments, Inc. Mr. Fisher is the founder, Chairman, and Co-Chief Investment Officer of the Adviser, and is the majority shareholder of Fisher Investments, Inc. As such, he controls the Adviser. As of the commencement of operations of the Tactical Multi-Purpose Fund, the Adviser owned close to 100% of the shares of the Fund, and it is anticipated that substantially all of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority. As a result, the Tactical Multi-Purpose Fund may be deemed to be under common control with its investment adviser. Fisher Asset Management, LLC is organized under the laws of Delaware and Fisher Investments, Inc. is organized under the laws of California.

Mr. Christopher Devlin is the Managing Member and majority shareholder of the Adviser, Selective Wealth Management, LLC. It is anticipated that substantially all of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority. As a result, the Fund and Adviser may be deemed to be under common control. Selective Wealth Management, LLC is organized under the laws of Virginia.

Item 30.	Indemnification

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. The Management Agreements with the Advisers to each series of the Trust provide that the Advisers shall not be liable for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the Agreement or any other matter to which the Management Agreement relates, except by reason of willful misfeasance, bad faith or negligence on the part of any persons in the performance of an Adviser’s duties under the Agreement, or by reason of reckless disregard by any of such persons of the Adviser’s obligations and duties under the Agreement.

The Distribution Agreement with Ultimus Fund Distributors, LLC provides that the Trust, on behalf of each Fund, agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust.

The Distribution Agreement with Ultimus Fund Distributors, LLC further provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Distribution Agreement with Unified Financial Securities, LLC provides that the Trust, on behalf of each Fund, agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust. The Trust will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Distribution Agreement with Unified Financial Securities, LLC further provides that the Distributor will indemnify, defend and hold harmless the Trust, the Trust’s several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities. joint or several. to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect hereof) arise out of or are based upon, any breach of its representations and warranties in the Agreement, or which arise out of or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or any or its several officers and Trustees by. or on behalf of, and with respect to, the Distributor specifically for inclusion therein, and will reimburse the Trust, the Trust’s several officers and Trustees, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating. defending or preparing to defend any such action, proceeding or claim.

The Registrant may maintain a standard trustees and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its trustees and officers, and may cover the advisers and their affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Advisers

1.	Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, the Crawford Dividend Opportunity Fund, and the Crawford Dividend Yield Fund, each a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

2.	Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds. Stephen M. Miller serves as President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

3.	Dean Capital Management, LLC (“DCM”), serves as sub-advisor to the Dean Funds. Douglas Leach is an executive officer. Further information about DCM can be obtained from its Form ADV Part I available on the IAPD.

4.	Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Bond Fund. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

5.	Iron Financial, LLC serves as investment advisor to the Iron Funds. Mr. Aaron Izenstark is the President and Mr. Richard Lakin is the Chief Compliance Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

6.	Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund. Brandon Hardy, William Pekin, Adam Strauss, Joshua Strauss and Patrick Herrington all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

7.	Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Funds. Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer. Christopher Rickard, Vicki Lynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

8.	The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Multi-Cap Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. David Sheer and Steven Weiss are executive officers. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

9.	SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. David Gilreath and Mr. Ronald Brock are executive officers of SBA and members of Sheaff Brock Investment Advisors, LLC. Further information about SBA and Sheaff Brock can be obtained from their respective Forms ADV Part I available on the IAPD

10.	Spouting Rock Fund Management (“Spouting Rock”) serves as adviser to the Spouting Rock/Convex Dynamic Global Macro Fund. Erich M. Hickey is the President and Chief Executive Officer of Spouting Rock. Further information about Spouting Rock can be obtained from its Form ADV Part I available on the IAPD.

11.	Convex Capital Management LLC (“Convex”) serves as subadviser to the Spouting Rock/Convex Dynamic Global Macro Fund. Saumen Chattopadhyay is the Managing Member of Convex. Further information about Convex can be obtained from its Form ADV Part I available on the IAPD.

12.	Miles Capital, Inc. (“Miles”) serves as adviser to the Miles Capital Alternatives Advantage Fund. David Miles is the Chairman of Miles and Gregory Boal is the Chief Executive Officer of Miles. Further information about Miles can be obtained from its Form ADV Part I available on the IAPD.

13.	Fisher Asset Management, LLC d/b/a Fisher Investments, the adviser to the Tactical Multi-Purpose Fund, provides investment advisory services for large corporations, pension plans, endowments, foundations, governmental agencies and individuals. To the knowledge of Registrant, none of the directors or officers of Fisher Investments is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Further information about Fisher Asset Management can be obtained from its Form ADV Part I available on the IAPD.

14.	Selective Wealth Management, LLC (“Selective Wealth”) serves as the adviser to the Selective Opportunity Fund. Selective Wealth is owned and controlled by Christopher Devlin. Further information about Selective Wealth can be obtained from its Form ADV Part I available on the IAPD.

Item 32.	(a) Unified Financial Securities, LLC is the principal underwriter for all series of the Trust. Unified Financial Securities, LLC also serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: American Pension Investors Trust, Bruce Fund, Inc., Cross Shore Discovery Fund, Capitol Series Trust, Valued Advisers Trust, and Commonwealth International Series Trust.

(b) The directors and officers of Unified Financial Securities, Inc. are as follows:

(1) Name and Principal Business Address	(2) Positions and Offices with Distributor	(3) Positions and Offices With Registrant
Kurt Krebs1	President	None
John C. Swhear[2]	Chief Compliance Officer	Vice President
Stephen Preston1	Financial and Operations Principal	None

1	The principal business address of this individual is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
2	The principal business address of this individual is 9465 Counselors Row, Suite 200, Indianapolis, IN 46240.

(c)	Not applicable.

2. (a) Ultimus Fund Distributors, LLC is a principal underwriter for some series of the Trust. Ultimus Fund Distributors, LLC also serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

AlphaMark Investment Trust	Schwartz Investment Trust
Chesapeake Investment Trust	Conestoga Funds
CM Advisors Family of Funds	TFS Capital Investment Trust
Eubel Brady & Suttman Mutual Fund Trust	Centaur Mutual Funds
Caldwell & Orkin Funds, Inc.	The Cutler Trust
Hussman Investment Trust	The First Western Funds Trust
Papp Investment Trust	The Investment House Funds
Piedmont Investment Trust	Williamsburg Investment Trust
FSI Low Beta Absolute Return Fund	WST Investment Trust
Ultimus Managers Trust	Wilshire Mutual Funds, Inc.
Meehan Mutual Funds, Inc.	Wilshire Variable Insurance Trust
Capitol Series Trust	Peachtree Alternative Strategies Fund

(b)	The directors and officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Robert G. Dorsey	President/Managing Director	Trustee
Mark J. Seger	Treasurer/Managing Director	Assistant Treasurer
Wade R. Bridge	Vice President	None
Craig J. Hunt	Vice President	None
Jeffrey D. Moeller	Vice President	None
Tina H. Bloom	Vice President	None
Kristine M. Limbert	Vice President	None
Nancy Aleshire	Vice President	None
Douglas K. Jones	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b) (2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, Ohio 43215

U.S. Bank, National Association

425 Walnut Street

Cincinnati, Ohio 45202

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, CA 94104

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, OH 45431

Dean Capital Management, LLC

7400 West 130th Street, Suite 350

Overland Park, KS 66213

Financial Counselors, Inc.

5901 College Blvd., Suite 110

Overland Park, KS 66211

Iron Financial, LLC

630 Dundee Rd.

Suite 200

Northbrook, IL 60062

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street, Suite 3325

Chicago, IL 60603

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, Pennsylvania 15228

The Roosevelt Investment Group

317 Madison Ave., Suite 1004

New York, New York 10017

Spouting Rock Fund Management

925 W. Lancaster Avenue

Suite 250

Bryn Mawr, PA 19010Convex

Capital Management LLC 4200

Cantera Drive

Unit 203

Warrenville, IL 60555

Miles Capital, Inc.

1415 28th Street, Suite 200

West Des Moines, IA 50266

SB Auer Funds, LLC

8801 River Crossing Blvd., Suite 100

Indianapolis, IN 46240

Fisher Asset Management, LLC

5525 NW Fisher Creek Drive

Camas, WA 98607

Selective Wealth Management, LLC

828 Main St., Suite 1703

Lynchburg, VA 24504

Each advisor (or sub-advisor) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 34.	Management Services

None.

Item 35.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 30 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and the State of Ohio on March 29, 2017.

UNIFIED SERIES TRUST

By:	/s/ David R. Carson*
David R. Carson, President

Attest:

By:	/s/ Zachary Richmond*
Zachary Richmond, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David R. Carson* David R. Carson	President	March 29, 2017

/s/ Zachary Richmond* Zachary Richmond	Treasurer and CFO	March 29, 2017

/s/ Daniel Condon* Daniel Condon	Trustee	March 29, 2017

/s/ Gary E. Hippenstiel* Gary E. Hippenstiel	Trustee	March 29, 2017

/s/ Stephen Little* Stephen Little	Trustee	March 29, 2017

/s/ Ronald Tritschler* Ronald Tritschler	Trustee	March 29, 2017

/s/ Nancy V. Kelly* Nancy V. Kelly	Trustee	March 29, 2017

/s/ Kenneth Grant* Kenneth Grant	Trustee	March 29, 2017

*/s/ Bo J. Howell Bo J. Howell, Attorney in Fact

*	Signed pursuant to a Power of Attorney dated February 15, 2016 and filed with Registrant’s registration statement on Form N-1A on March 29, 2016 and incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description

EX.28.d.6.c	Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Value Institutional Fund and the Symons Concentrated Small Cap Value Institutional Fund for the period ended March 31, 2022

EX.99.i	Consent of Legal Counsel

EX.99.j	Consent of Independent Registered Public Accounting Firm